UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 7, 2017

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01

Other Events.

On December 7, 2017, Goldrich Mining Company (the “Registrant” or the “Company”) and the holders of its Notes payable in gold extended the due dates and other terms of the Notes. The parties agreed as follows:

1.

Fifteen percent (15%) (rounded up to the nearest ounce of gold) of the Required Quantity of Gold under the Contract, prior to Amendment One, which was originally due on the Delivery Date of November 30, 2014 was delivered to the holders (“Delivered Required Quantity”). In lieu of gold, the Company satisfied the delivery of the Delivered Required Quantity by paying, as directed by the holder, an amount equal to the Delivered Required Quantity times the greater of the Original Purchase Price or the Index Price for the day preceding the date of payment.

2.

In relation to the remaining 55% of the original Required Quantity of Gold under the Contract, prior to Amendment One, Amendment Two, Amendment Three, and this Amendment Four (the “Fourth Delayed Delivery Required Quantity”), such Fourth Delayed Delivery Required Quantity shall be delivered to the holder at the Delivery Point on November 30, 2018. In relation to the Fourth Delayed Delivery Required Quantity, “Delivery Date” as set forth on the Confirmation Letter, was amended to be November 30, 2018.

3.

The Company agreed to pay interest on the value of the Fourth Delayed Delivery Required Quantity (calculated as described in section 4 below) at an annual percentage rate of 10% (the “Interest Rate”) payable quarterly on December 31, 2017 and March 31, June 30 and September 30, 2018, with any remaining interest due and payable on the Delivery Date for the Fourth Delayed Delivery Required Quantity.

4.

The value of the Fourth Delayed Delivery Required Quantity was set on December 1, 2017 and was equal to the number of ounces of Gold in the Fourth Delayed Delivery Required Quantity multiplied by the greater of either: (a) the Delivery Date Index Price (as defined in the Contract) on November 30, 2017; or (b) the Original Purchase Price used to calculate the amount of gold due in the Confirmation Letter. The Original Purchase Price was the lesser of either (i) $1350 per ounce of fine gold or (ii) a 25% discount to the Initial Index Price (as defined in the Contract).

5.

If the Delivery Date Index Price on November 30, 2018 is less than the Original Purchase Price, an Additional Adjusted Required Amount, equal to the Fourth Delayed Delivery Required Quantity multiplied by a ratio, consisting of the Original Purchase Price as the numerator and the Delivery Date Index Price on November 30, 2018 as the denominator, less the Fourth Delayed Delivery Required Quantity, shall be delivered to the Purchaser at the Delivery Point by December 31, 2018.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

10.1

Form of Gold Note Amendment Four

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: December 11, 2017	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer